Manpower Inc. 2007 4 th Quarter Results New Face New Place February 1, 2008 Exhibit 99.2

Manpower Inc. 2007 4
th
Quarter Results
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2006, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2007 4
th
Quarter Results
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights
27% CC
Operating Profit
$223M
OP Margin
4.0%
Revenue
$5.6B
Gross Margin
18.6%
EPS from Continuing Operations
$1.63
20%
9% CC
26 bps
40 bps
42%
32%
18% CC
Q4 Highlights
(1)
(1)
Includes a favorable adjustment related to the French payroll tax change of $23.3M and charges related to legal matters in France of $15.0M and JW reorganization of $4.0M (Net favorable impact $4.3M before tax, unfavorable impact $2.3M after tax, or 3 cents per share).
(1)
(1)

Manpower Inc. 2007 4
th
Quarter Results
18.64%
18.38%
15%
16%
17%
18%
19%
Q4 2006 France -
Adjustment
to Payroll
Tax Change
Temporary
Recruitment
Permanent
Recruitment
Mix -
Specialty
Q4 2007
- 0.26%
+ 0.08%
+ 0.22%
+ 0.22%
Consolidated Gross Profit Margin Change

Manpower Inc. 2007 4
th
Quarter Results
United States Segment
(9% of Revenue)
Q4 Financial Highlights
8%
OUP Margin
3.8%
130 bps
Revenue
$488M
OUP
$18M
31%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

Manpower Inc. 2007 4
th
Quarter Results
France Segment
(33% of Revenue)
Q4 Financial Highlights
OUP Margin
4.4%
Revenue
$1.9B
OUP
$82M
18%
5% CC
50 bps
34%
20% CC
(1)
The adjustment related to the French payroll tax change and the legal reserve are included above.
These items have an $8.3M positive impact on OUP and a positive 50 bps impact on OUP margin.
(1)
(1)

7 Manpower Inc. 2007 4 th Quarter Results Other EMEA Segment (35% of Revenue) Q4 Financial Highlights OUP Margin 4.6% Revenue $2.0B OUP $90M 33% 20% CC 20 bps 40% 25% CC

Manpower Inc. 2007 4
th
Quarter Results
41%
21%
38%
21%
-4%
11%
25%
14%
22%
38%
8%
34%
25%
49%
Other
Spain
Netherlands
Germany
UK - Manpower
Elan
Nordics
Other EMEA – Q4 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
20%
18%
15%
10%
8%
7%
22%

9 Manpower Inc. 2007 4 th Quarter Results Italy Segment (7% of Revenue) Q4 Financial Highlights OUP Margin 8.3% Revenue $405M OUP $34M 26% 12% CC 330 bps 108% 84% CC

Manpower Inc. 2007 4
th
Quarter Results
Jefferson Wells Segment
(1% of Revenue)
Q4 Financial Highlights
OUP Margin
- 6.8%
Revenue
$81M
OUP
$(6M)
1420 bps
4%
N/A
(1)
(1)
The impact of the reorganization charge is included above.  The charge has a $4.0M negative impact on OUP and a negative 490 bps impact on OUP margin.

11 Manpower Inc. 2007 4 th Quarter Results Right Management Segment (2% of Revenue) Q4 Financial Highlights OUP Margin 10.5% Revenue $111M OUP $12M 13% 6% CC 1000 bps N/A N/A

12 Manpower Inc. 2007 4 th Quarter Results Other Operations Segment (13% of Revenue) Q4 Financial Highlights OUP Margin 3.7% Revenue $721M OUP $27M 17% 10% CC 30 bps 28% 24% CC

Manpower Inc. 2007 4
th
Quarter Results
28%
19%
0%
4%
8%
15%
12%
5%
Other
Australia/NZ
Mexico
Japan
Other Operations – Q4 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
34%
15%
14%
37%

14 Manpower Inc. 2007 4 th Quarter Results Financial Highlights

Manpower Inc. 2007 4
th
Quarter Results
-
- $.18
- + $.18
+ $.10
Reported Q4 Results vs. Guidance
Reported Guidance
Revenue Growth
(Constant Currency)
9.4% 8 - 10%
Operating Profit Margin 4.0% 3.7 – 3.9%
EPS $1.63 $1.50 - $1.54
Currency + $.17
French Legal Reserve (-$15.0M)
French Payroll Tax (+$23.3M)
EPS Details:
- $.03
JW Reorganization Charge (-$4.0M)
-

Manpower Inc. 2007 4
th
Quarter Results
Total Debt
Net Debt
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization
377
367
280
370
416
137
135
109
915
848
906
837
823
735
902
842
0
250
500
750
1,000
2003 2004 2005 2006 Q1
2007
Q2
2007
Q3
2007
Q4
2007
39%
29%
26%
25%
25%
26% 26%
24%
0%
10%
20%
30%
40%
2003 2004 2005 2006 Q1
2007
Q2
2007
Q3
2007
Q4
2007

Manpower Inc. 2007 4
th
Quarter Results
Proceeds from Sale of Business
Other
6
124
Change in Cash
(150) 233
-
15
* 6,147,400 shares in 2007 and 3,972,600 shares in 2006.  2007 excludes
$11.5M of cash paid in 2008 for shares repurchased in 2007.
Cash Flow Summary – Full Year
2007 2006
Cash from Operations 433 359
Capital Expenditures (92) (80)
Free Cash Flow 341 279
Share Repurchases * (419) (236)
Change in Debt
(123)
2
($ in millions)
Proceeds from Equity Plans
40
62
Acquisitions of Businesses,
net of cash acquired
(13)
5

Manpower Inc. 2007 4
th
Quarter Results
First Quarter Outlook
Revenue
U.S.
Down 1%/Up 1%
France
Up 14-16% (Up 2-4% CC)
Up 22-24%
Italy
(Up 9-11% CC)
Jefferson Wells
Right Management
Up 10-12%
(Up 4-6% CC)
Other
Up 12-14% (Up 8-10% CC)
Total
Up 15-17% (Up 7-9% CC)
Gross Profit Margin
17.7-17.9%
Operating Profit Margin
2.1-2.3%
Tax Rate from Continuing Operations
37.5%
EPS from Continuing Operations
$0.78-$0.82
(Pos. $.08 Currency)
Down 1%/Up 1%
Other EMEA
(Up 14-16% CC)
Up 23-25%

Manpower Inc. 2007 4
th
Quarter Results
- $.22
+ $.84
- $.22
- + $1.05
Full-Year Results
2006
Variance
$      CC
Revenue $ 20.5B
17%
EPS
– Continuing Operations
Items impacting EPS:
$5.73
Reorg./cost initiatives
French payroll tax change
2007
$ 17.6B
9%
$3.48
65% 53%
- - $ .18 French legal reserve
- $ .03

Manpower Inc. 2007 4 th Quarter Results Questions? Answers February 1, 2008